EXHIBIT  23.1
CONSENT  OF  INDEPENDENT  AUDITORS




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the incorporation into this Registration Statement on Form SB-2 of our report included herein dated October 31, 2001, relating to the financial statements of Chemical Consortium, Inc., and to the reference to our firm under the caption "Experts" in the prospectus.



/s/  Horwath Gelfond Hochstadt Pangburn P.C.
--------------------------------------------
HORWATH GELFOND HOCHSTADT PANGBURN, P.C.

Denver,  Colorado
January 25, 2002.


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